UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2010

SPAR Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-27824	33-0684451
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

560 White Plains Road, Suite 210, Tarrytown, New York	10591
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (914) 332-4100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.         Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 28, 2010, SPAR Group, Inc. (the "SGRP" or "Registrant"), received a notification letter (the "Nasdaq Letter") from the Nasdaq Stock Market, Inc. ("Nasdaq"), stating that SGRP is no longer in compliance with certain requirements for continued listing on The NASDAQ Capital Market.   The Nasdaq Letter stated SGRP has failed to maintain a minimum closing bid price of $1.00 per share for its shares of its Common Stock for the prior 30 consecutive business days as required by NASDAQ Stock Market Listing Rule 5550(a)(2) (the “Bid Price Rule”).  The letter provides that SGRP has until October 25, 2010, as a grace period to regain compliance with the Bid Price Rule by maintaining a closing bid price of $1.00 per share for a minimum of ten consecutive business days. If at any time during the grace period the bid price of SGRP's Common Stock closes at $1.00 per share or more for a minimum of ten consecutive business days, Nasdaq will provide SGRP with written confirmation of compliance and the matter will be closed.

In the event SGRP does not regain compliance with the Rule prior to the expiration of the grace period, it will receive written notification that its securities are subject to delisting. Alternatively, SGRP may be eligible for an additional grace period if it meets the initial listing standards, with the exception of bid price, for The NASDAQ Capital Market. If it meets the initial listing criteria, Staff will notify SGRP that it has been granted an additional 180 calendar day compliance period.

The NASDAQ Letter does not affect the listing of SGRP's Common Stock at this time, and those shares will continue to trade on The NASDAQ Capital Market under the symbol "SGRP".

A copy of the full Nasdaq Letter is attached as Exhibit 99.1 to this Current Report on Form 8-K (this "Report").

Forward Looking Statements

Statements contained in this Report and the attached Releases include "forward-looking statements" within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act, including (without limitation) any statements relating to expected business, prospective customers or markets, trends, acquisitions, strategies and updates.  Forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause the Registrant's actual achievements, business, performance, prospects and results, whether expressed or implied by such forward-looking statements, to fail to occur or be realized or to be less than expected. Such forward-looking statements generally are based upon the Registrant's plans, intentions and best estimates of the Registrant's current and accounts, assets, business, cash flow, credit, expenses, financial condition, growth, income, liabilities, operations, prospects, reputation, taxation or other results or condition (collectively, the Registrant's "Condition and Results"). Forward-looking statements may be identified by the use of forward-looking terminology such as "may", "will", "expect", "intend", "believe", "estimate", "anticipate", "continue" or similar words or variations or the negative of those words.

You should carefully review and consider all forward-looking and other information contained in this Report and the Registrant's annual and quarterly reports and other filings with the SEC (and available at sparinc.com), including (without limitation) the risk factors and other cautionary statements contained in such annual and quarterly reports.  All forward-looking and other statements attributable to the Registrant or persons acting on its behalf are expressly qualified by all such risk factors and other cautionary statements, which could cause the Registrant's actual Condition and Results to differ materially from those estimated or desired and included in the Registrant's forward-looking statements or other information.  Although the Registrant believes that its plans, intentions and estimates reflected or implied in such forward-looking statements are reasonable, the Registrant cannot assure that such plans, intentions or expectations will be achieved in whole or in part, that it has identified all potential risks or that it can successfully avoid or mitigate such risks in whole or in part.

You should not place undue reliance on the Registrant's forward-looking statements because the matters they describe are subject to known and unknown risks, uncertainties and other unpredictable factors, many of which are beyond its control.  The Registrant's forward-looking statements are based on the information currently available to it and speak only as of the date on the cover of this Annual Report. New risks and uncertainties arise from time to time, and it is impossible for the Registrant to predict these matters or how they may arise or affect the Registrant.  Over time, the Registrant's actual business, income, growth or other Condition and Results will likely differ from our estimated or desired Condition and Results that are expressed or implied by the Registrant's forward-looking statements, and such difference might be significant and materially and adversely affect the Registrant, its business, income, growth or other Condition and Results or the value of your investment in the Registrant's Common Stock.

The Registrant does not intend or promise, and the Registrant expressly disclaims any obligation, to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as and to the extent required by applicable law.

Item 9.01.         Financial Statements and Exhibits.

(a)           Exhibits:

99.1	Letter to SPAR Group, Inc., from the Nasdaq Stock Market, Inc., dated April 28, 2010 (as filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPAR Group, Inc.

Date: May 3, 2010
	By:	/s/ James R. Segreto
James R. Segreto, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Letter to SPAR Group, Inc., from the Nasdaq Stock Market, Inc., dated April 28, 2010.